Exhibit 99

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:       Walter Ida

(808) 946-1400

Territorial Bancorp Inc.

Declares Special Dividend

Honolulu, Hawaii, November 30, 2018 - Territorial Bancorp Inc. (NASDAQ:  TBNK) (the “Company”), headquartered in Honolulu, Hawaii, the holding company parent of Territorial Savings Bank, announces that its Board of Directors has declared a special cash dividend of $0.20 per share payable on December 20, 2018 to shareholders of record as of December 10, 2018. This is in addition to the special dividend of $0.10 per share that was paid in July 2018.

Allan Kitagawa, Chairman and Chief Executive Officer, said, “The Company has continued to do well in 2018 and to thank our shareholders for their ongoing confidence in us, we have declared this special dividend.  In 2018, stock purchased in our initial public offering at $10.00 per share will earn dividends equal to 11.4% of the initial investment in Territorial Bancorp Inc.  We thank our shareholders for their loyal support.”

Forward-looking statements - this press release contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect,” “will,” “may” and words of similar meaning. These forward-looking statements include, but are not limited to:

•    statements of our goals, intentions and expectations;

•    statements regarding our business plans, prospects, growth and operating strategies;

•    statements regarding the asset quality of our loan and investment portfolios; and

•    estimates of our risks and future costs and benefits.

These forward-looking statements are based on our current beliefs and expectations and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. We are under no duty to and do not take any obligation to update any forward-looking statements after the date of this release.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

•    general economic conditions, either nationally or in our market areas, that are worse than expected;

•    competition among depository and other financial institutions;

•    inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;

•    adverse changes in the securities markets;

•    changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;

•    our ability to enter new markets successfully and capitalize on growth opportunities;

•    our ability to successfully integrate acquired entities, if any;

•    changes in consumer spending, borrowing and savings habits;

• changes in market and other conditions that would affect our ability repurchase our shares of common stock;

•    changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission and the Public Company Accounting Oversight Board;

•    changes in our organization, compensation and benefit plans;

•    changes in our financial condition or results of operations that reduce capital available to pay dividends; and

•    changes in the financial condition or future prospects of issuers of securities that we own.

• cyberattacks, computer viruses and other technological risks that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data or disable our systems; and

• technological changes that may be more difficult or expensive than expected.

Because of these and a wide variety of other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.